                    SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
                       (Amendment No.   )

Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:

     Preliminary Proxy Statement
X    Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Pursuant to Sect. 240.14a-11(c) or Sect. 240.14a-12

                 DILLARD DEPARTMENT STORES, INC.
        (Name of Registrant as Specified In Its Charter)
                 DILLARD DEPARTMENT STORES, INC.
           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

X    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(l), or
     14a-6(i)(2).
     $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title or each class of securities to which transaction applies:


     2) Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


     4)   Proposed maximum aggregate value of transaction:


     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:


     2)   Form, Schedule or Registration Statement No.:


     3)   Filing Party:


     4)   Date Filed:

                                            DILLARD DEPARTMENT STORES, INC.
                                                  POST OFFICE BOX 486
                                              LITTLE ROCK, ARKANSAS 72203


                                               NOTICE OF ANNUAL MEETING
                                                    OF STOCKHOLDERS


                                                TO BE HELD MAY 21, 1994



                                                    PROXY STATEMENT

DILLARD DEPARTMENT STORES, INC.
POST OFFICE BOX 486
LITTLE ROCK, ARKANSAS 72203



TO THE HOLDERS OF CLASS A AND              Little Rock, Arkansas
CLASS B COMMON STOCK:                             April 8, 1994

    Notice is hereby given that the annual meeting of Stockholders of Dillard Department Stores, Inc., will be held at the Board Room of the Union Building, Capitol Avenue and Louisiana Street, Little Rock, Arkansas on Saturday, May 21, 1994, at 9:30 a.m. for the following purposes:

         1. To elect 15 Directors of the Company (five Directors to represent Class A Stockholders and 10 Directors to represent Class B Stockholders).

         2. To consider and act upon a proposal to approve the Senior Management Cash Bonus Plan.

         3. To transact such other business as may properly come before that meeting or any adjournment or adjournments thereof.

    The stock transfer books of the Company will not be closed, but only stockholders of record at the close of business on March 31, 1994, will be entitled to notice of, and to vote at, the meeting.

    Your participation in the meeting is earnestly solicited. If you do not expect to be present in person at the meeting, please sign, date, and fill in the enclosed Proxy and return it by mail in the enclosed envelope to which no postage need be affixed if mailed in the United States of America.


                                 By Order of the Board of Directors



                                 JAMES E. DARR, JR.
                                 Secretary

                             DILLARD DEPARTMENT STORES, INC.
                                   POST OFFICE BOX 486
                               LITTLE ROCK, ARKANSAS 72203
                                 Telephone (501) 376-5200


                                         APRIL 8, 1994


                                         PROXY STATEMENT


    The enclosed Proxy is solicited by and on behalf of the management of Dillard Department Stores, Inc. (the "Company"), a Delaware corporation, for use at the annual meeting of stockholders to be held on Saturday, May 21, 1994, at 9:30 a.m. at the Board Room of the Union Building, Capitol Avenue and Louisiana Street, Little Rock, Arkansas, or at any adjournment or adjournments thereof.

    Any stockholder giving a Proxy has the power to revoke it, at any time before it is voted, by written revocation delivered to the Secretary of the Company. Proxies solicited herein will be voted in accordance with any directions contained therein, unless the Proxy is received in such form or at such time as to render it ineligible to vote, or unless properly revoked. If no choice is specified, the shares will be voted "FOR" each matter being acted upon.

    If matters of business other than those described in the Proxy properly come before the meeting, the persons named in the Proxy will vote in accordance with their best judgment on such matters. The Proxies solicited herein shall not confer any authority to vote at any meeting of stockholders other than the meeting to be held on May 21, 1994, or any adjournment or adjournments thereof.

    The cost of soliciting Proxies will be borne by the Company. The Company will reimburse brokers, custodians, nominees and other fiduciaries for their charges and expenses in forwarding proxy material to beneficial owners of shares. In addition to solicitation by mail, certain officers and employees of the Company may solicit Proxies by telephone, telegraph and personally. These persons will receive no compensation other than their regular salaries. The Company has retained D.F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. The fees of such firm are not expected to exceed $6,000.

                     OUTSTANDING STOCK; VOTING RIGHTS;
                          VOTE REQUIRED FOR APPROVAL

    The stock transfer books of the Company will not be closed, but only stockholders of record at the close of business on March 31, 1994, will be entitled to notice of, and to vote at, the meeting. At that date, there were 108,974,658 shares of Class A Common Stock outstanding and 4,017,061 shares of Class B Common Stock outstanding.

     Each holder of Class A Common Stock and each holder of Class
B Common Stock shall be entitled to one vote on the matters presented at the meeting for each share standing in his name except that the holders of Class A Common Stock are empowered as a class to elect one-third of the Directors and the holders of Class B Common Stock are empowered as a class to elect two-thirds of the Directors. Nominees for director of each class, to be elected, must receive a plurality of the votes cast within that class. Cumulative voting for Directors is not permitted. Approval of the Senior Management Cash Bonus Plan requires the affirmative vote of a majority of the votes cast on that matter. If shares are held by a broker that has indicated that it does not have discretionary authority to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter, but such shares will be counted with respect to determining whether a quorum is present. Abstentions will not be counted as votes cast.

     The last date for the acceptance of Proxies by management is the close of business on May 20, 1994, and no Proxy received after that date will be voted by management at the meeting.

                PRINCIPAL HOLDERS OF VOTING SECURITIES

    The following table sets forth certain information regarding persons who beneficially owned five percent (5%) or more of a class of the Company's outstanding voting securities at the close of business on January 29, 1994.

                                           No. of       Percent
Name and Address             Class     Shares Owned   of Class(1)

W.D. Company, Inc.(2)      Class A         41,496           *
Little Rock, Arkansas      Class B      3,985,776       99.2%

*Denotes less than 0.1%

(1) At January 29, 1994, there were a total of 108,974,658 shares of the Company's Class A Common Stock and 4,017,061 shares of the Company's Class B Common Stock outstanding.

(2) William Dillard, Chairman of the Board of Directors of the Company, William Dillard II, President, Alex Dillard, Executive Vice President, and Mike Dillard, Executive Vice President, are officers and directors of W.D. Company, Inc. and own 21.3%, 25.1%, 23.3% and 22.0%, respectively, of the outstanding voting stock of W.D. Company, Inc.

                              ELECTION OF DIRECTORS

    Five Directors representing Class A Stockholders and 10 Directors representing Class B Stockholders are to be elected by the Class A Stockholders and the Class B Stockholders, respectively, at the annual meeting for a term of one year and until the election and qualification of their successors. The Proxies solicited hereby will be voted "FOR" the election as Directors of the 15 persons hereinafter identified under "Nominees for Election as Directors" if not specified otherwise. Management does not know of any nominee who will be unable to serve, but should any nominee be unable or decline to serve, the discretionary authority provided in the Proxy will be exercised to vote for a substitute or substitutes. Management has no reason to believe that any substitute nominee will be required.

    THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION AS DIRECTORS OF THE 15 PERSONS HEREINAFTER IDENTIFIED.

     PROPOSAL TO APPROVE THE SENIOR MANAGEMENT CASH BONUS PLAN

    In 1993 Congress enacted the Omnibus Budget Reconciliation Act of 1993 ("OBRA"), the general effect of which is to prevent public corporations from deducting as a business expense that portion of compensation paid to a named executive officer in the Summary Compensation Table that exceeds $1,000,000. This deduction limit does not apply, however, to "performance-based compensation." Performance-based compensation is compensation that is paid solely on account of the attainment of one or more preestablished, objective performance goals.

   To meet the requirements of OBRA with respect to performance-based compensation, the Company is proposing a Senior Management Cash Bonus Plan (the "Plan"), the terms of which are described below. Pursuant to the requirements of OBRA, the Company is seeking shareholder approval of the Plan. If shareholders do not approve the Plan, the Company will not make cash bonus payments under the terms of the Plan.

   Under the terms of the Plan as proposed, the Company may make cash bonus payments to certain members of senior management. Members of senior management eligible to participate in the Plan are (i) the Chief Executive Officer, (ii) the President, (iii) the Executive Vice Presidents, and (iv) the Senior Vice Presidents of the Company. Members of senior management eligible for compensation under the Plan for a fiscal year will be those individuals designated by the Executive Compensation Committee prior to commencement of that fiscal year, or such later date as may be permitted under OBRA.

    In order for participants in the Plan to receive bonus payments for a fiscal year, the Company must attain income before federal and state income taxes ("pre-tax income"). The bonus payments will be based on pre-tax income for the fiscal year and the increase in pre-tax income over the prior fiscal year. No individual shall be entitled to receive an amount under the Plan exceeding one percent (1%) of pre-tax income. The Executive Compensation Committee will, however, retain at all times the ability to reduce or eliminate the bonus payments otherwise payable under the Plan. Prior to any payments being made from the Plan, the Executive Compensation Committee will certify in writing that all of the performance goals and other material terms of the Plan pertaining to the payments have been met.

    Had the Plan, as proposed, utilizing the targets adopted by the Executive Compensation Committee for the current year been in effect for the fiscal year ended January 29, 1994, bonus payments in the amounts shown in the table below could have been paid to the listed individuals. However, such amounts represent a maximum amount that could have been paid. As discussed above, the Executive Compensation Committee retains at all times the right to reduce or eliminate the compensation payable under the Plan if it deems the reduction or elimination to be in the best interest of the Company.

                      CASH BONUS PLAN

                                                    Dollar
      Name and Position                             Value($)

William Dillard, Chairman of the Board             $1,688,000
and Chief Executive Officer

William Dillard II, President and                  $1,688,000
Chief Operating Officer

Alex Dillard, Executive Vice President             $1,688,000

Mike Dillard, Executive Vice President             $1,123,000

James I. Freeman, Vice President and               $  327,000
Chief Financial Officer

Executive Group (1)                                $  327,000

Non-Executive Director Group                            N/A

Non-Executive Officer Employee Group                    N/A


    Approval of the Plan requires the affirmative vote of a majority of the votes cast on this matter at the meeting.
Abstentions will not count as votes cast.

   THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL
TO APPROVE THE COMPANY'S SENIOR MANAGEMENT CASH BONUS PLAN.

                        OTHER MATTERS

    Management of the Company knows of no other matters that may come before the meeting. However, if any matters other than those referred to herein should properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment.

                 NOMINEES FOR ELECTION AS DIRECTORS

    The following table briefly indicates the principal occupation of each nominee, the approximate amount of Class A and Class B Common Stock of the Company beneficially owned by each nominee as of January 29, 1994, and the year each nominee first was elected as Director. The table also indicates the approximate amount of Class A and Class B Common Stock of the Company beneficially owned by the executive officers named under the heading "Compensation of Directors and Executive Officers" and the amount beneficially owned by directors and executive officers, as a group, as of January 29, 1994.

                                              Shares of
                                             Common Stock
                                             Beneficially    Percent
                      Principal   Director   Owned as of       of
Name             Age  Occupation   Since       1/29/94(1)     Class


William Dillard  79   Chairman of   1964  Class A   608,599   (3)   .6%
(b)(2)                the Board and       Class B 3,985,776   (3) 99.2%
                      Chief Executive
                      Officer of the
                      Company

Calvin N. Clyde, 73   Chairman of   1985  Class A     9,205         *
  Jr.                 the Board,          Class B      None
(b)                   T. B. Butler
                      Publishing
                      Co., Inc.,
                      Tyler, TX

Robert C. Connor 52   Former        1987  Class A    13,033   (4)    *
(a)                   President, Union    Class B      None
                      National Bank of
                      Arkansas, Little
                      Rock, AR



Drue Corbusier   47   Vice            -   Class A   240,263   (5)  .2%
(b)                   President of the    Class B      None
                      Company

Will D. Davis    64   Partner,      1972  Class A    11,040          *
(a)                   Heath, Davis        Class B      None
                      & McCalla,
                      Attorneys,
                      Austin, TX

Alex Dillard     44   Executive     1975  Class A    674,798 (3)    .6%
(b)(2)                Vice President      Class B  3,985,776 (3)  99.2%
                      of the Company

Mike Dillard     42   Executive     1976  Class A    568,973 (3)    .5%
(b)(2)                Vice President      Class B  3,985,776 (3)  99.2%
                      of the Company

William Dillard  49   President and 1967  Class A    818,123 (3)    .7%
  II                  Chief Operating     Class B  3,985,776 (3)  99.2%
(b)(2)                Officer of the
                      Company

James I. Freeman 44  Vice President 1991 Class A     154,081 (6)   .1%
(b)                  and Chief Finan-    Class B      None
                     cial Officer of
                     the Company

John Paul        71   Retired Member 1992 Class A     None
Hammerschmidt         of Congress         Class B     None
(a)

William B.       50   Vice Chairman  1985 Class A     6,000  (7)    *
Harrison, Jr.         Chemical Banking    Class B      None
(a)                   Corporation,
                      New York, NY

J.M. Hessels     51   Chairman,      1990  Class A     None
(a)                   Executive Board,     Class B     None
                      Vendex International
                      N.V. (Retail)
                      Amsterdam, The
                      Netherlands

John H. Johnson  76   President     1986  Class A     3,000  (8)    *
(b)                   and Publisher,      Class B      None
                      Johnson Publishing
                      Company, Inc.,
                      Chicago, IL

E. Ray Kemp      69   Retired Vice  1970  Class A   167,954  (9)  .2%
(b)                   Chairman of the     Class B      None
                      Board and Chief
                      Administrative
                      Officer of the
                      Company

William H. Sutton 63  Managing        -
(b)                   Partner, Friday,     Class A     1,000        *
                      Eldredge & Clark     Class B      None
                      Attorneys,
                      Little Rock, AR

All Nominees and                        Class A 4,642,752 (10)(11) 4.2%
Executive Officers                      Class B 3,985,776 (10)    99.2%
as a Group (a total
of 29 persons)

(a)  Class A Director
(b)  Class B Director

*Denotes less than 0.1%

(1) Based on information furnished by the respective individuals.

(2) William Dillard is a director and officer of W. D. Company, Inc. and owns 21.3% of the outstanding voting stock of such company. William Dillard II, Alex Dillard and Mike Dillard are sons of William Dillard and are directors and officers of W. D. Company, Inc. and own 25.1%, 23.3% and 22.0%, respectively, of the outstanding voting stock of such company.

(3) Includes 41,496 shares of Class A Common Stock and 3,985,776 of Class B Common Stock owned by W. D. Company, Inc., in which shares William Dillard, William Dillard II, Alex Dillard and Mike Dillard are each deemed to have a beneficial interest due to their respective relationships with W. D. Company, Inc. See "Principal Holders of Voting Securities." William Dillard and his wife individually own 294,846 and 2,772 shares, respectively, of the Class A Common Stock; he has sole voting power with respect to 19,485 shares held in trust for three minor children and has the right to acquire beneficial ownership of 250,000 shares pursuant to currently exercisable options granted under Company stock option plans. William Dillard II, individually owns 517,051 shares of the Class A Common Stock and has the right to acquire beneficial ownership of 259,576 shares pursuant to currently exercisable options granted under Company stock option plans. Alex Dillard and his wife individually own 337,725 and 36,001 shares, respectively, of the Class A Common Stock, and he has the right to acquire beneficial ownership of 259,576 shares pursuant to currently exercisable options granted under Company stock option plans. Mike Dillard individually owns 248,251 shares of the Class A Common Stock, has sole voting power with respect to 19,650 shares held in trust for three minor children and has the right to acquire beneficial ownership of 259,576 shares pursuant to currently exercisable options granted under Company stock option plans.

(4) Includes 24 shares held in trust for a minor child, with respect to which Robert C. Connor has sole voting power, and 9 shares owned by his wife.

(5) Drue Corbusier and her husband individually own 121,844 and 14,400 shares, respectively, of the Class A Common Stock and she has the right to acquire beneficial ownership of 104,019 shares pursuant to currently exercisable options granted under Company stock option plans.

(6) James I. Freeman individually owns 41,937 shares, has sole voting power with respect to 12,000 shares held in trust for three minor children and has the right to acquire beneficial ownership of 100,144 shares pursuant to currently exercisable options granted under Company stock option plans.

(7)           Includes 3,300 shares owned by his wife.

(8) These shares are held by Johnson Publishing Company, Inc., of which John H. Johnson is President and Publisher.

(9) E. Ray Kemp and his wife individually own 70,220 and 68,484 shares, respectively, of the Class A Common Stock, and he has sole voting power with respect to 29,250 shares held in trust for three minor children.

(10) The shares in which William Dillard, William Dillard II, Alex Dillard and Mike Dillard are deemed to have a beneficial interest due to their respective relationships with W. D. Company, Inc. have been included in this computation only once and were not aggregated for such purpose.

(11) Includes the right to acquire beneficial ownership of 2,136,073 shares pursuant to currently exercisable options granted under Company stock option plans.


     The following director nominees also hold directorships in the designated companies:

     Name                     Director of

Alex Dillard                Worthen Banking Corporation

William Dillard II          Acxiom Corporation, Barnes & Noble, Inc.,
                            MSA Realty Corp., and Simon Property Group, Inc.

John Paul Hammerschmidt     Southwestern Energy Co.

William B. Harrison, Jr.    Chemical Banking Corp., Freeport-McMoran

J.M. Hessels                Barnes & Noble, Inc., Software Etc. Stores, Inc.

John H. Johnson             The Dial Corp

     The business association of the nominees as shown has been continued for more than five years, with the exception of Robert C. Connor, who prior to 1993 was President of Union National Bank of Arkansas, which was merged with Worthen Banking Corporation; Calvin
N. Clyde, Jr., who prior to 1990 was President and General Manager of T.B. Butler Publishing Co., Inc.; William B. Harrison, Jr., who prior to 1992 was Executive Vice President of Chemical Bank, New York, NY and J.M. Hessels, who prior to 1990 was President-Director of N.V. Deli Universal (agro-industrial products). E. Ray Kemp's retirement was effective in March, 1992. Other than Drue Corbusier and William H. Sutton, each nominee for director was elected to the Board of Directors at the annual meeting of stockholders held May 15, 1993.

     The Board of Directors met four times during the last 12 months, on May 15, August 21, and November 13, 1993, and March 11, 1994.

     Audit Committee members are William B. Harrison, Jr. and E.
Ray Kemp.  The Audit Committee held two meetings during the year.

     Executive Compensation Committee members are Calvin N. Clyde, Jr., Robert C. Connor and Will D. Davis. The Executive
Compensation Committee held three meetings during the year.



     Stock Option Committee members are Calvin N. Clyde and John H. Johnson. The Stock Option Committee held two meetings during the year.

    Of the nominees for director, only E. Ray Kemp attended fewer than 75% of the aggregate of (1) the total number of meetings of the board of directors and (2) the total number of meetings held by all committees of the board on which he served. Mr. Kemp attended 67% of the board of directors and committee meetings. He was unable to be present for one meeting date (which included a meeting of the board of directors and a meeting of the audit committee) due to illness.

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Cash and Other Compensation

    The following table sets forth, for the fiscal years indicated, the cash and other compensation provided by the Company and its subsidiaries to the Chief Executive Officer and each of the four most highly compensated executive officers (the "named executive officers") of the Company in all capacities in which they served.



                                      Summary Compensation Table

                                                                            Long Term Compensation
                                      Annual Compensation                  Awards                 Payouts
            (a)                (b)       (c)        (d)          (e)         (f)         (g)        (h)      (i)
                                                                Other    Restricted  Securities
                                                               Annual       Stock    Underlying    LTIP   All Other
     Name and Principal                                     Compensation  Award(s)    Options/    Payouts Compensa-        Positio
     Position                   Year   Salary($)  Bonus($)       ($)         ($)        SARs(#)     ($)    tion($)(1)

William Dillard                  1993  $835,000  $1,135,000       -           -          100,000     -    $114,013
  Chairman of the Board          1992   810,000   1,255,000       -           -           75,000     -     348,877
  & Chief Executive Officer      1991   780,000   1,050,000       -           -           75,000     -        -


William Dillard II               1993   535,000   1,135,000       -           -          100,000     -      80,500
  President, Chief Operating     1992   510,000   1,255,000       -           -           75,000     -     286,623
  Officer                        1991   480,000   1,050,000       -           -           75,000     -        -

Alex Dillard                     1993   445,000   1,135,000       -           -          100,000     -      70,600
  Executive Vice President       1992   420,000   1,255,000       -           -           75,000     -     274,320
                                 1991   390,000   1,050,000       -           -           75,000     -        -

Mike Dillard                     1993   405,000     755,000       -           -          100,000     -      61,250
  Executive Vice President       1992   380,000     835,000       -           -           75,000     -     189,739
                                 1991   355,000     675,000       -           -           75,000     -        -

James I. Freeman                 1993   365,000     220,000       -           -           50,000     -      46,125
  Vice President, Chief          1992   345,000     237,500       -           -           30,000     -      75,719
  Financial Officer              1991   325,000     175,000       -           -           30,000     -        -

(1)  Amounts represent the Company's defined contributions for the benefit of the named executive officers pursuant to its Retirement Plan.  Disclosure for 1991 is not required.


Stock Option Grants

     The following table sets forth information concerning stock options granted under the
Company's 1990 Incentive and Nonqualified Stock Option Plan to the named executive officers:

                            Option/SAR Grants in Last Fiscal Year

                                                                                Potential Realizable
                                                                                 Value at Assumed
                                                                                   Annual Rates of
                                                                                     Stock Price
                                                                                    Appreciation
                                 Individual Grants                                for Option Term
            (a)                (b)       (c)        (d)          (e)         (f)         (g)

                                         % of
                            Number of   Total
                            Securities Options/
                            Underlying   SARs
                             Options/ Granted to  Exercise
                               SARs   Employees   or Base
                             Granted  in Fiscal    Price     Expiration
Name                         (#) (1)     Year      ($/Sh)       Date       5%  ($)    10%  ($)

William Dillard               100,000       6.5%    $39.500    5/15/98   $1,091,300   $2,411,600


William Dillard II            100,000       6.5%    $39.500    5/15/98    1,091,300    2,411,600


Alex Dillard                  100,000       6.5%    $39.500    5/15/98    1,091,300    2,411,600


Mike Dillard                  100,000       6.5%    $39.500    5/15/98    1,091,300    2,411,600


James I. Freeman               50,000       3.3%    $39.500    5/15/98      545,650    1,205,800

(1)    These options were exercisable from the date of grant.  If payment for shares upon exercise of any of these options is made with shares of the Company's common stock owned by the optionee, the optionee shall be granted on that date an option ("Reload Option") to purchase a number of shares equal to the number of shares tendered to the Company.  The exercise price of the Reload Option shall be the fair market price of the Company's common stock on the Reload Option grant date, and the expiration date of the Reload Option shall be the same as that of the original option.



Stock Option Exercises and Holdings

     The following table sets forth information concerning stock options exercised during the last fiscal year and stock options held as of the end of the last fiscal year by the named exective officers.



             Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values


            (a)                (b)                  (c)                      (d)                    (e)
                                                                          Number of
                                                                         Securities              Value of
                                                                         Underlying              Unexercised
                                                                         Unexercised             In-the-Money
                                                                         Options/SARs at         Options/SARs at
                                                                         FY-End (#)              FY-End ($)
                            Shares Acquired
Name                        on Exercise (#)     Value Realized ($)       Exercisable(1)          Exercisable(1)


William Dillard                     0                    $0                 250,000                    $0


William Dillard II                  0                     0                 259,576                     0


Alex Dillard                        0                     0                 259,576                     0


Mike Dillard                        0                     0                 259,576                     0


James I. Freeman                    0                     0                 100,144                     0


(1) No unexercisable options are held by the named executive officers.

[TEXT]




Pension Plan

         The following table shows the estimated annual benefits payable pursuant to the Company's pension plan to persons in specified compensation and years of service categories upon retirement.

                             Pension Plan Table

                              Years of Service
Remuneration    15       20         25         30        35

300,000       67,500    90,000    112,500    135,000    157,500
350,000       78,750   105,000    131,250    157,500    183,750
400,000       90,000   120,000    150,000    180,000    210,000
450,000      101,250   135,000    168,750    202,500    236,250
500,000      112,500   150,000    187,500    225,000    262,500
550,000      123,750   165,000    206,250    247,500    288,750
600,000      135,000   180,000    225,000    270,000    315,000
650,000      146,250   195,000    243,750    292,500    341,250

     A participant's compensation covered by the Company's pension plan is his average salary (as reported in the Summary Compensation Table) for the last five years of his employment with the Company. The credited years of service for each of the named executive officers is as follows: William Dillard, 0 years; William Dillard II, 25 years; Alex Dillard, 22 years; Mike Dillard, 22 years; and James I. Freeman, 6 years. Benefits shown are computed as a single life annuity with five years term certain beginning at age 65.

Compensation of Directors

     Directors who are not officers of the Company each receive an annual retainer of $26,250, $1,250 for attendance at each board meeting, $250 for each committee meeting, and actual travel expenses.

Retirement Contract

    The Company has entered into a retirement contract with William Dillard, Chairman of the Board, providing for voluntary retirement upon 90 days notice. Mr. Dillard will receive annual retirement compensation equal to 50% of the average of his last five years total annual compensation from the Company. Such retirement compensation shall be adjusted every three years based on the Consumer Price Index. The payments will be continued in the event of disability, and will be paid to Mr. Dillard's wife for life upon his death.

Compensation Committee Interlocks and Insider Participation

    The Company's Executive Compensation Committee is composed of
Calvin N. Clyde, Robert C. Connor and Will D. Davis.

    Mr. Will D. Davis, who serves on the Company's Executive
Compensation Committee, is a partner in the law firm of Heath, Davis & McCalla, which is retained by the Company for legal services.

Report of Executive Compensation Committee


   The following report addressing the Company's compensation policies for executive officers for fiscal 1993 is submitted by the Executive Compensation Committee of the Board of Directors.

General

   The Executive Compensation Committee, which is composed of independent directors who are not employees of the Company, establishes policies relating to the compensation of employees and oversees the administration of the Company's employee benefit plans. The compensation program of the Company has been designed
(1) to provide compensation opportunities that are equivalent to those offered by comparable companies, thereby allowing the Company to compete for and retain talented executives who are critical to the Company's long-term success, (2) to motivate key senior officers by rewarding them for the attainment of certain pre-established Company profitability goals, and (3) to align the interests of executives with the long-term interests of stockholders by including stock options as part of the compensation paid to executives.

    In order to develop a competitive compensation package for the executive officers of the Company, the Executive Compensation Committee compares the Company's compensation package with those of a comparison group. The comparison group is composed of department stores, specialty stores and other public companies that were family-founded and continue to be family-managed. Not all of the companies in the comparison group are included in the Standard and Poors Department Store Index, which is used in the Company's stock performance graph appearing elsewhere in this proxy statement. The Executive Compensation Committee believes that the companies in the comparison group are comparable to the Company in management style and management culture. Although the Executive Compensation Committee makes these comparisons, it also takes into account that as the Company has grown in size, the number of senior executives has not grown proportionately, so that the number of senior executives employed by the Company is less than the number employed at other companies of similar size.

    Currently, the Company's compensation program consists of salary, annual cash performance bonus and stock options. The compensation program is focused on short-term and long-term performance of the Company, rewarding executives for both attainment of profitability and growth in stockholder value.

     Salary -- Each year the Executive Compensation Committee makes a recommendation to the Board establishing the salary for all executive officers. Increases are based on targeting the 75th percentile of the comparison group in salary.

     Cash Performance Bonus -- Cash performance bonuses are paid annually to senior management. The bonus payments are based on the pre-tax income for the current fiscal year and the increase in pre-tax income over the prior fiscal year. The Executive Compensation Committee awards bonuses to members of senior management. These payments are targeted to the 75th percentile of the comparison group.

     Stock Options -- Stock option grants under the Company's 1990 Incentive and Nonqualified Stock Option Plan are utilized by the Company for long-term incentive compensation for executive officers. The stock options are granted by the Stock Option Committee and are targeted to the 75th percentile of the comparison group. The exercise price for the options granted is 100% of the fair market value of the shares underlying such options on the date of grant. The stock options generally are exercisable at any time up to five years from the date of grant. In making option grants, the Stock Option Committee does not consider the number of options already held by an executive officer.

Chief Executive Officer

     In setting the Chief Executive Officer's compensation, the Executive Compensation Committee determines his salary and cash performance bonus by comparing his compensation to chief executive officers of companies in the comparison group. Additionally, his contribution and leadership as well as his vision in founding the Company are taken into account. The Chief Executive Officer's salary increased 2% over the prior year. The Company's income before income taxes increased by 6% over the prior year, while the Company's net income increased 2% over the prior year. His cash performance bonus decreased by 10% from the prior year.

Omnibus Budget Reconciliation Act of 1993

     In 1993 Congress enacted the Omnibus Budget Reconciliation Act of 1993 ("OBRA"). One effect of OBRA generally is to prevent public corporations from deducting as a business expense that portion of the compensation paid to the five named executive officers in the Summary Compensation Table that exceeds $1,000,000. However, this deduction limit does not apply to "performance-based compensation." Compensation paid to these individuals in the form of nonqualified stock options granted under the Company's 1990 Incentive and Nonqualified Stock Option Plan does qualify as performance-based compensation, and is therefore deductible by the Company under certain transitional rules relating to OBRA. To insure that the compensation paid by the Company to its named executive officers under the Company's current cash performance bonus program will be deductible by the Company in the future, the Company is this year seeking shareholder approval of the Senior Management Cash Bonus Plan, which is described elsewhere in this proxy statement. Unless and until shareholder approval is obtained, no bonuses may be paid under the Plan.


Calvin N. Clyde
Robert C. Connor
Will D. Davis, Chairman

Company Performance

    The graph below compares for each of the last five fiscal years the cumulative total returns of the Company's Class A Common Stock, the Standard & Poor's 500 Index and the Standard & Poor's Department Stores Index. The cumulative total return of Company's Class A Common Stock assumes $100 invested in such stock on January 28, 1989 and assumes reinvestment of dividends.

    The following table is submitted in lieu of the required graph:


                        YEAR      1989     1990     1991     1992     1993

Dillard Dept. Stores, Inc.       $155.70  $213.89  $289.98  $345.79  $253.71

Standard & Poors 500              110.63   115.62   137.42   147.50   161.90

Standard & Poors Dept Stores      120.89   127.40   153.21   166.70   179.42

                CERTAIN RELATIONSHIPS AND TRANSACTIONS

    William Dillard II, Drue Corbusier, Alex Dillard and Mike
Dillard are children of William Dillard.

    Mr. William B. Harrison, Jr. is Vice Chairman of Chemical Banking Corporation, New York, New York. Chemical Bank, a subsidiary of Chemical Banking Corporation, acts as Agent under two Credit Agreements which make funds available to the Company and the Company's wholly-owned subsidiary, Dillard Investment Co., Inc. ("DIC"), in the aggregate amount of $500,000,000. Twenty-eight other banks participate under the Credit Agreements, with such participations totaling 90%. Neither the Company nor DIC made any borrowings under the Credit Agreements during the past fiscal year.

    Mr. William H. Sutton is Managing Partner in the law firm of Friday, Eldredge & Clark, which is retained by the Company for legal services.

    In the transactions disclosed above, the terms were arranged in the ordinary course of business, on substantially the same terms as those prevailing generally in comparable transactions with unrelated persons, and involved no special benefit to the related persons or unfavorable features to the Company.

                   COMPLIANCE WITH SECTION 16(a) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Class A Common Stock, to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of stock of the Company.

    To the Company's knowledge, based solely on a review of copies of reports provided by such individuals to the Company and written representations of such individuals that no other reports were required, during the fiscal year ended January 29, 1994, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with by such persons.

                           STOCKHOLDER PROPOSALS

    Proposals of stockholders intended to be presented at the Company's annual meeting of stockholders in 1995 must be received by the Company at its principal executive offices not later than December 9, 1994 in order to be included in the Company's Proxy Statement and form of Proxy relating to that meeting.

                         ANNUAL REPORTS

    The Company's annual report for the fiscal year ended January
29, 1994 is being mailed with this Proxy Statement but is not to be considered as a part hereof.

                  INDEPENDENT PUBLIC ACCOUNTANTS

    A representative of Deloitte & Touche, the Company's independent public accountants for fiscal year 1993 and the current year, will be present at the meeting, will have the opportunity to make a statement, and also will be available to respond to appropriate questions.

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER WHOSE PROXY IS SOLICITED UPON WRITTEN REQUEST TO:

                           DILLARD DEPARTMENT STORES, INC.
                           Post Office Box 486
                           Little Rock, Arkansas  72203
                           Attention:  James E. Darr, Jr., Secretary


                                       By Order of the Board of Directors



                                       JAMES E. DARR, JR.
                                       Secretary

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Dillard Department Stores, Inc.
Post Office Box 486
Little Rock, Arkansas  72203    PROXY       The undersigned hereby appoints
Telephone No.(501)376-5200    William Dillard and James E. Darr, Jr. as
                              Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of the Class A Common Stock of Dillard Department Stores, Inc., held of record by the undersigned on March 31, 1994, at the annual meeting of stockholders to be held on May 21, 1994, or any adjournment thereof.


1. ELECTION OF DIRECTORS.  /  /  FOR all Class A      /  / WITHHOLD AUTHORITY
                                 nominees listed           to vote for all
                                 below (except as          Class A nominees
                                 marked to the con-
                                 trary below)


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

Class A Nominees

Robert C. Connor * Will D. Davis * John Paul Hammerschmidt * William B. Harrison, Jr. * J. M. Hessels

2.   PROPOSAL TO APPROVE THE SENIOR MANAGEMENT CASH BONUS PLAN

          /    /   FOR        /    /   AGAINST    /    /  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


DATED:                , 1994

                                  Signature




                                  Signature, if jointly held


PLEASE MARK, SIGN, DATE AND RETURN
THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Dillard Department Stores, Inc.
Post Office Box 486
Little Rock, Arkansas  72203    PROXY       The undersigned hereby appoints
Telephone No.(501)376-5200    William Dillard and James E. Darr, Jr. as
                              Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of the Class B Common Stock of Dillard Department Stores, Inc., held of record by the undersigned on March 31, 1994, at the annual meeting of stockholders to be held on May 21, 1994, or any adjournment thereof.


1. ELECTION OF DIRECTORS.  /  /  FOR all Class B     /  / WITHHOLD AUTHORITY
                                 nominees listed           to vote for all
                                 below (except as          Class B nominees
                                 marked to the con-
                                 trary below)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

Class B Nominees

William Dillard * Calvin N. Clyde, Jr. * Drue Corbusier * Alex Dillard * Mike Dillard * William Dillard II * James I. Freeman * John H. Johnson * E. Ray Kemp * William H. Sutton


2.   PROPOSAL TO APPROVE THE SENIOR MANAGEMENT CASH BONUS PLAN

          /    /   FOR        /    /   AGAINST    /    /  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


DATED:                , 1994
                                  Signature




                                  Signature, if jointly held


PLEASE MARK, SIGN, DATE AND RETURN
THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

                          DILLARD DEPARTMENT STORES, INC.

                         SENIOR MANAGEMENT CASH BONUS PLAN

       WHEREAS, the Executive Compensation Committee of the Board of
Directors of the Company deems it in the best interest of the Company that certain members of senior management be rewarded for positive performance of the Company and be provided an incentive to give maximum effort for and to maintain continued association and employment with the Company; and

       WHEREAS, the Executive Compensation Committee of the Board of
Directors believes that the Company can best attain these and other benefits by paying cash bonuses to such members of senior management for their services;

       NOW, THEREFORE, BE IT RESOLVED:

       That the Dillard Department Stores, Inc. Senior Management Cash Bonus Plan be adopted on March 31, 1994, and that it be effective for the Company's fiscal year commencing on January 30, 1994, subject to approval by stock-holders at the annual meeting of the Company to be held May 21, 1994.

       1.     Definitions.

       (a) "Pre-tax Income" shall mean for a fiscal year the Company's income before federal and state income taxes.

       (b) "Bonus Pool" shall mean for a fiscal year the amount equal to one and one-half percent (1-1/2%) of any Pre-tax Income for the Company for that fiscal year plus three and one-half percent (3-1/2%) of the increase in Pre-tax Income over the prior fiscal year.

       2.     Administration of the Plan.

       (a) Composition of the Compensation Committee. The Plan shall be administered by a committee (the "Committee") consisting of at least two directors of the Company appointed by the Board. All persons designated as members of the Committee shall be "outside directors" within the meaning of Proposed Treasury Regulation Section 1.162-27(e)(3), or any successor to such regulation, promulgated pursuant to Section 162(m) of the Internal Revenue Code.

       (b) Powers of the Compensation Committee. The Committee is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, and to make such other determinations as necessary or advisable for the administration of the Plan. The Committee may also amend, modify or terminate the Plan; provided, however, the Committee may not, with-out shareholder approval, amend the Plan to change the calculations used to determine the amount of the bonus pool. Such restriction shall not, however, prevent the Committee from reducing or eliminating any compensation that might be paid from the bonus pool. A majority of the entire Committee shall constitute a quorum, and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee.

       (c) Designation of Participants and Allocation Amounts. The mem-bers of senior management eligible to participate in the Plan are (i) the Chief Executive Officer, (ii) the President, (iii) the Executive Vice Presi-dents, and (iv) the Senior Vice Presidents. The Committee shall designate, prior to commencement of the fiscal year to which such compensation relates, or such later date as may be permitted under applicable tax laws, those individuals who will participate in the Plan for that fiscal year. At that same time, the Committee also shall designate for such individuals the pro rata percent of the Bonus Pool, to the extent one exists, to which each individual shall be entitled at the end of the fiscal year. The pro rata percent of the Bonus Pool allocated to any one individual shall not exceed 1% of Pre-tax Income. Such designations shall be in writing and shall be attached to the minutes of the Committee's meeting.

       The Committee shall at all times retain the right to reduce or elimi-nate any compensation that might be due upon the Company's attainment of Pre-tax Income for a fiscal year, but under no circumstances shall the Committee increase the amount of compensation payable upon the Company's attainment of Pre-tax Income for a fiscal year.

       (d) Effect of Compensation Committee's Decision. All decisions, determinations, and interpretations of the Committee shall be final and con-clusive on all persons affected thereby.

       3. Certification of Creation of Bonus Pool and Payments Therefrom. Following the conclusion of a fiscal year, and prior to any payments under the Plan, the Committee shall certify, which certification may be in the form of approved minutes of the Committee meeting in which such certification is made, that the Company did achieve a Pre-tax Income for the fiscal year in question, and further shall certify as to the amount of such Pre-tax Income.